UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

H&R BLOCK, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Breeden Capital Management LLC

Breeden Partners L.P.

Breeden Partners (California) L.P.

Breeden Partners Holdco Ltd.

Richard C. Breeden

Robert A. Gerard

L. Edward Shaw, Jr.

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

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100 Northfield Street Greenwich, Connecticut 06830 Tel: (203) 618-0065 Fax: (203)-618-0063

July	, 2007

Dear Fellow H&R Block Shareowner:

This proxy statement and the enclosed BLUE proxy card are being furnished to you in connection with the solicitation of proxies by Breeden Partners L.P. for use at the 2007 Annual Meeting of H&R Block, Inc. (“HRB”). As the owners of 6,000,000 shares, our proxy seeks to elect three nominees of Breeden Partners instead of the three directors proposed by HRB. We are proposing change in the membership of the board because we believe the company’s strategy is ill-conceived, and because its management has not generated results that are acceptable to us. We don’t believe that continuing into the future with “more of the same” will generate the best value for HRB shareowners. Our nominees will support new strategies to unlock value and realize a higher share price.

The graph shown below shows HRB’s share price indexed against the S&P 500 during the two years ended June 30, 2007. As the saying goes, a picture is worth a thousand words, and this one is no exception.

During the two years ended June 30, HRB shares fell in value by 19.9%, while the S&P 500 rose 26.2%. If HRB shares had matched the performance of the S&P index rather than underperforming it by 46.1%, HRB shareowners would have enjoyed an additional $4.5 billion, or nearly $14 per share, at June 30, 2007. We believe this loss of potential return stems from a strategy of diversification that isn’t sound, as well as ineffective execution. The board of HRB should insist on much more for shareowners.

Of course whatever excuses are offered for the past, the election is about the future. If elected, the Breeden Partners nominees will seek to persuade our colleagues on the board to return to the company’s roots by concentrating on its tax businesses. We will urge the board to end further use of shareholder capital to pursue subprime mortgage lending, securities brokerage, banking and other non-core activities. We will seek to put HRB in a position where it is free to structure the mix of debt and equity on its balance sheet without regard to capital rules relating to the banking business, and we believe this will allow more cash to be returned to shareowners each year. Perhaps most importantly, our nominees believe that every board decision should be taken with a view to promoting the highest return to shareowners without excuses or rationalizations.

This year you have a choice of candidates. If you are not happy with the performance HRB has delivered to you, sign the BLUE card and vote for our nominees. Because the Breeden Partners nominees will only represent 3 out of 11 votes on the board, at most, we cannot guarantee that our ideas will be implemented. However, we can guarantee that we will serve as advocates of change in the boardroom, seeking to persuade the board to abandon the failed strategies of the past and to institute unflinching standards of accountability for management performance in the creation of returns for shareowners. We urge you to VOTE BLUE.

Sincerely,

Richard C. Breeden

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PRELIMINARY COPY

SUBJECT TO COMPLETION

DATED JULY 6, 2007

ANNUAL MEETING OF SHAREHOLDERS

OF

H&R BLOCK, INC.

PROXY STATEMENT

OF

BREEDEN CAPITAL MANAGEMENT LLC

BREEDEN PARTNERS L.P.

BREEDEN PARTNERS (CALIFORNIA) L.P.

BREEDEN PARTNERS HOLDCO LTD.

RICHARD C. BREEDEN

ROBERT A. GERARD

L. EDWARD SHAW, JR.

This proxy statement and the enclosed BLUE proxy card are being furnished to shareholders of H&R Block, Inc. (“H&R Block” or the “Company”) in connection with the solicitation of proxies by Breeden Capital Management LLC, Breeden Partners L.P., Breeden Partners (California) L.P., and Breeden Partners Holdco Ltd. (collectively, “we” or “Breeden Partners”), to be used at the 2007 annual meeting of shareholders of H&R Block, including any adjournments or postponements thereof and any meeting held in lieu thereof (the “2007 Annual Meeting”). The 2007 Annual Meeting is scheduled to be held on September 6, 2007, at 9:00 a.m. CDT. The location of the 2007 Annual Meeting has not yet been announced by the Company. The principal executive offices of H&R Block are located at 4400 Main Street, Kansas City, Missouri 64111. This proxy statement and the BLUE proxy card are first being furnished to shareholders on or about ______ __, 2007.

We are soliciting your proxy for the 2007 Annual Meeting in support of the election of three nominees, Richard C. Breeden, Robert A. Gerard and L. Edward Shaw, Jr. (together, our “Nominees”), as directors of H&R Block.

H&R Block has announced that the record date for determining shareholders entitled to notice of and to vote at the 2007Annual Meeting is July 5, 2007 (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the 2007 Annual Meeting. As of the date of this proxy statement Breeden Partners was the beneficial owner of an aggregate of 6,000,000 shares of H&R Block common stock, without par value (“Common Stock”), which represented approximately 1.86% of the shares of Common Stock outstanding as of May 31, 2007, based on the Company's Annual Report on Form 10-K for the year ended April 30, 2007. Breeden Partners intends to vote such shares of Common Stock FOR the election of our Nominees. If we determine that any of our Nominees is unable or otherwise unavailable to serve as a director, we reserve the right to nominate a replacement candidate for election as a director. In any such case, the BLUE proxy card will be voted for such substitute nominees.

THIS SOLICITATION IS BEING MADE BY BREEDEN PARTNERS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is currently comprised of eleven directors divided into three classes serving staggered three-year terms. According to the Company’s 2006 proxy statement (the “2006 Proxy Statement), the following three directors – Donna R. Ecton, Louis W. Smith and Rayford Wilkins, Jr.– have terms expiring at the 2007 Annual Meeting. Breeden Partners is seeking your support at the 2007 Annual Meeting to elect our Nominees, Richard C. Breeden, Robert A. Gerard and L. Edward Shaw, Jr., to the Board.

If our Nominees are elected, it will have the legal effect of replacing three incumbent directors of the Company with our Nominees. There can be no assurance that any of the Company's nominees will serve, if elected, with any of our Nominees.

If elected to the Board, our Nominees will constitute a minority of the current eleven members of the Board. Under the Company’s amended bylaws, a majority of the Board constitutes a quorum for the transaction of business, and the act of a majority of the Board present at a Board meeting at which a quorum is present shall be the act of the Board. Accordingly, our Nominees, if elected, would not be able to take Board action at a meeting of the Board at which all directors are present without the support of at least three other directors.

BREEDEN PARTNERS’ NOMINEES

The following information sets forth the name, age, business address, present principal occupation and employment and material occupations, positions, offices or employments for the past five years of each of Breeden Partners’ three Nominees. Please See Appendix I for additional information about our Nominees, including their beneficial ownership, purchases and sales of shares of Common Stock.

Richard C. Breeden, 57, has served since 2005 as Chairman and Chief Executive Officer of Breeden Capital Management LLC, the manager of a series of affiliated investment funds. He has also served since as 1996 as Chairman of Richard C. Breeden & Co., LLC (“Breeden & Co.”), a professional services firm specializing in strategic consulting, financial restructuring and corporate governance advisory services. Mr. Breeden is a former Chairman of the U.S. Securities and Exchange Commission and former Corporate Monitor of WorldCom, Inc. He currently serves as a director of Banco Bilbao Vizcaya Argentaria, S.A., of Spain and as a director of Applebee’s International, Inc., a casual dining restaurant chain. Mr. Breeden’s principal business address is 100 Northfield Street, Greenwich, CT 06830.

Robert A. Gerard, 62, has served since 2006 as the Senior Advisor and member of the Investment Committee of Breeden Capital Management LLC. From 1974 to 1977, Mr. Gerard was Assistant Secretary of the United States Treasury for capital markets and debt management. From 1977 until his retirement in 1991, he served as a senior partner or officer of the firms Morgan Stanley & Co., Bear Stearns and Dillon Read. From November 2004 to the present, Mr. Gerard served as the Chairman of the Management Committee and Chief Executive Officer of Royal Street Communications, LLC, a licensee, developer and operator of telecommunications networks in Los Angeles and Central Florida.

L. Edward Shaw, Jr., 62, has served since 2006 as Senior Managing Director of Breeden & Co., and formerly served as General Counsel of Aetna Inc. (1999 to 2003) and Chase Manhattan Bank (1983 to 1996). While with Aetna, Mr. Shaw also served as Executive Vice President and as a member of the Office of the Chairman. Mr. Shaw previously acted as independent counsel to the Board of Directors of the New York Stock Exchange, Inc. (January to September 2004), and also served as chief corporate officer for North America of National Westminster Bank (1996 to 1999). Prior to 1983, Mr. Shaw was a partner in a major New York law firm, and after retiring from Aetna in 2003 and prior to joining Breeden Mr. Shaw was of counsel to Gibson Dunn and Crutcher. Mr. Shaw is currently a director of two public companies, Mine Safety Appliances Co. and HealthSouth Corporation

Our Nominees will not receive any compensation from Breeden Partners for their service as directors of the Company. If elected, our Nominees will be entitled to such compensation from the Company as is provided to non-employee directors of the Company. The Company’s past practice as to compensation of non-employee directors is described in the 2006 Proxy Statement.

Except as disclosed in this proxy statement (including the Appendix attached hereto), none of our Nominees, Breeden Partners or any of their respective affiliates or associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2007 Annual Meeting.

Breeden Partners does not expect that any of our Nominees will be unable to stand for election, but, in the event that any of them is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominees of Breeden Partners. Breeden Partners reserves the right to nominate substitute or additional persons as nominees for any reason,

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including in the event that (1) the Board is expanded beyond its current size and/or (2) any of our Nominees is unable for any reason, including by reason of the taking or announcement of any action by the Company that has, or if consummated would have, the effect of disqualifying any such Nominee to serve as a director. In the event that the Company refuses to permit a substitute or additional nominees as contemplated by this paragraph by reason of the Company’s amended bylaws or otherwise, we reserve the right to challenge such amended bylaws or the application of such amended bylaws to such substitute or additional nominees or such other action in an appropriate legal proceeding.

WE URGE YOU VOTE FOR THE ELECTION OF RICHARD C. BREEDEN, ROBERT A. GERARD AND L. EDWARD SHAW, JR.
BY SIGNING, DATING AND RETURNING YOUR BLUE PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROPOSAL 2

Based on the Company’s past practice, we anticipate that the Company will also solicit proxies with respect to a proposal for the stockholders to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending April 30, 2008. Please refer to the Company’s proxy statement to confirm whether this proposal is being made and, if so, for a discussion of such proposal Breeden Partners supports the ratification of KPMG LLP as the independent registered accounting firm for the Company for the year ending April 30, 2008.

YOU ARE URGED TO VOTE FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING APRIL 30, 2008 ON THE ENCLOSED BLUE PROXY CARD.

INFORMATION ABOUT THE PARTICIPANTS

Executives and employees of Breeden Capital Management LLC (the “Advisor”) may be deemed to be “participants” in this proxy solicitation as such term is defined in Schedule 14A promulgated under the Exchange Act. In addition to our Nominees, each of whom is a participant, participants include the following: Breeden Capital Management LLC, Breeden Partners L.P., Breeden Partners (California) L.P. and Breeden Partners Holdco Ltd.

Breeden Partners L.P. is a Delaware limited partnership (the “Delaware Fund”), Breeden Partners (California) L.P. is a Delaware limited partnership (the “California Fund”) and Breeden Partners Holdco Ltd., is a Cayman Islands exempt limited company (“Holdco”). Breeden Capital Partners LLC, a Delaware limited liability company (the “General Partner”), is the general partner of each of the Delaware Fund and the California Fund. Breeden Partners (Cayman) Ltd., a Cayman Islands exempt limited company (“BPC”) (together with Holdco, the “Offshore Investors Fund”) is the feeder fund for Holdco. The Delaware Fund, the California Fund and the Offshore Investors Fund are herein sometimes referred to collectively as the “Funds.” The Advisor, a Delaware limited liability company, is principally involved in the business of providing investment advisory and investment management services to the Funds and, among other things, exercises all voting and other powers and privileges attributable to any securities held for the accounts of the Funds. Richard C. Breeden is a citizen of the United States of America and is the Managing Member, as well as Chairman and Chief Executive Officer, of each of the General Partner and the Advisor and is the Key Principal of the Offshore Investors Fund.

The Delaware Fund owns 53,861 shares of Common Stock of H&R Block, Inc. representing approximately 0.02% of the outstanding shares of Common Stock, the California Fund owns 3,821,440 shares of Common Stock representing approximately 1.18% of the outstanding shares of Common Stock and Holdco owns 2,124,699 shares of Common Stock representing approximately 0.66% of the outstanding shares of Common Stock. As of the date hereof, the 3,875,301 aggregate shares of Common Stock directly owned by the Delaware Fund and the California Fund, which shares of Common Stock may be deemed to be beneficially owned by the General Partner, represent approximately 1.20% of the Company's outstanding shares of Common Stock. As of the date hereof, the 6,000,000 aggregate shares of Common Stock directly owned by the Delaware Fund, the California Fund and Holdco, which shares of Common Stock may be deemed to be beneficially owned by the Advisor and Mr. Breeden, represent approximately 1.86% of the Company's outstanding shares of Common Stock. All percentages set forth in this paragraph relating to beneficial ownership of Common Stock are based upon 322,406,988 shares outstanding, which was the total number of shares of Common Stock outstanding as of May 31, 2007 as reported in the Company's Annual Report on Form 10-K for the year ended April 30, 2007.

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Agreements with Nominees

Breeden Partners has entered into a letter agreement (the “Nominee Agreement”) with each Nominee with respect to his seeking election as a director of H&R Block at the 2007 Annual Meeting. Each Nominee has acknowledged that he has agreed to stand for election as a director of H&R Block in connection with this proxy solicitation, to be named in this proxy statement and to serve as a director of the Company if elected. Breeden Partners has agreed, subject to its right to seek reimbursement from the Company, to pay all costs of this proxy solicitation.

Breeden Partners has agreed, jointly and severally, subject to limited exceptions, to indemnify and hold Mr. Shaw harmless from and against any and all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements incurred in connection with his serving as a candidate for election to the Board.

Interests of the Participants

Each Participant has an interest in the election of directors at the 2007 Annual Meeting: (i) indirectly through the beneficial ownership (if any) of the shares of Common Stock and/or (ii) pursuant to the Nominee Agreements.

Other than as disclosed in this proxy statement, there are no arrangements or understandings between the Participants and any Nominee or any other person or persons with respect to the nomination of the Nominees.

Other than as disclosed in this proxy statement, neither Breeden Partners, any of the other Participants nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

•	has had any relationship with the Company in any capacity other than as a shareholder that would require disclosure herein;
•	has any agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;
•

has any material interest, direct or indirect, in any transaction that has occurred since May 1, 2006 or any currently proposed transaction, or series of past, current or proposed arrangements or relationships to which the Company or any of its affiliates was or is to be a participant and in which the amount involved exceeds $120,000; or

•	is a party adverse to the Company or any of its subsidiaries.

PROXY INFORMATION

H&R Block has disclosed that the Record Date for determining shareholders entitled to notice of and to vote at the 2007 Annual Meeting is July 5, 2007. The enclosed BLUE proxy card may be executed only by holders of record of shares of Common Stock on the Record Date. If you were a shareholder of record on the Record Date, you will retain your voting rights at the 2007 Annual Meeting even if you sell some or all of your shares of Common Stock after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote your shares of Common Stock on the BLUE proxy card, even if you sell some or all of your shares of Common Stock after the Record Date.

The shares of Common Stock represented by each BLUE proxy card that is properly executed and returned to Breeden Partners, will be voted at the 2007 Annual Meeting in accordance with the instructions marked thereon, and will be voted in the discretion of the persons named as proxies on whatever other matters may properly come before the 2007 Annual Meeting. Executed but unmarked BLUE proxies will be voted FOR the election of our Nominees as directors and FOR Proposal 2.

IMPORTANT

Your vote is important, no matter how many shares you own. Breeden Partners urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of our Nominees.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL SHAREHOLDERS.  BREEDEN
PARTNERS URGES YOU TO VOTE YOUR BLUE PROXY CARD FOR OUR NOMINEES

As explained in the detailed instructions on your BLUE proxy card, there are four ways you may vote. You may:

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1.	Sign, date and return the enclosed BLUE proxy card in the enclosed postage-paid envelope. We recommend that you vote on the BLUE proxy card even if you plan to attend the 2007 Annual Meeting.

2.	Vote via the Internet by following the voting instructions on the BLUE proxy card or the enclosed instruction form.

3.	Vote by telephone by following the voting instructions on the BLUE proxy card or the enclosed instruction form.

4.	Vote in person by attending the 2007 Annual Meeting. Written ballots will be distributed to shareholders who wish to vote in person at the 2007 Annual Meeting.

5.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of the shares, and these proxy materials, together with a BLUE voting instruction form, are being forwarded to you by your broker or other nominee. As a beneficial owner, you must instruct your broker, trustee or nominee how to vote. Your broker cannot vote your shares on your behalf without your instructions.

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since a beneficial owner is not the stockholder of record, if you wish to vote your shares in person at the 2007 Annual Meeting, you must obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2007 Annual Meeting. According to the 2006 Proxy Statement to attend the Annual Meeting in person you must bring photo identification and if you hold your shares through a bank, broker or other third party also bring your brokerage statement.

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE PROXY CARD EVEN IF SOME OR ALL OF YOUR SHARES HAVE BEEN OR ARE SOLD AFTER THE RECORD DATE.

We urge you to vote only a BLUE proxy and not to execute any _____ proxies furnished by the Company. If you have already signed and returned a ____ proxy you may change your vote by signing and returning a later-dated BLUE proxy, see “Revocation of Proxies.” Only your latest proxy will count.

Breeden Partners has retained Morrow & Co, Inc. (“Morrow”) to assist in communicating with shareholders in connection with the proxy solicitation and to assist in efforts to obtain proxies. If you have any questions about executing your BLUE proxy or require assistance in voting, please contact:

Morrow & Co., Inc.

470 West Avenue

Stamford, CT 06902

Phone: (800) 662-5200 or (203) 658-9400

E-mail: breedeninfo@morrowco.com

REVOCATION OF PROXIES

If you are a registered holder and have mailed a ____ proxy card to the Company you may revoke it before it is voted by mailing a duly executed BLUE proxy card to Breeden Partners c/o Morrow & Co., Inc. 470 West Avenue, Stamford, CT 06902 bearing a date LATER than the ____ proxy card delivered to the Company prior to its exercise. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2007 Annual Meeting and voting in person (although attendance at the 2007 Annual Meeting will not in and of itself constitute revocation of a proxy) or (ii) delivering written notice of revocation. The revocation may be delivered either to Breeden Partners c/o Morrow & Co., Inc., 470 West Avenue Stamford, CT 06902 or to the corporate secretary of the Company at 4400 Main Street, Kansas City, Missouri

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64111 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Breeden Partners requests that either the original or a copy of any revocation be mailed to Breeden Partners c/o Morrow & Co., Inc. 470 West Avenue Stamford, CT 06902, so that Breeden Partners will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors have been received. Breeden Partners may contact shareholders who have revoked their proxies.

If you are a beneficial owner holding shares in broker or bank name, and you wish to revoke a previously voted ____ proxy voted for the Company, you must return a later dated proxy to your bank or broker. You may also revoke a proxy at any time prior to exercise by: attending the 2007 Annual Meeting and voting in person (although attendance at the 2007 Annual Meeting will not in and of itself constitute revocation of a proxy). However, since a beneficial owner is not the stockholder of record, if you wish to vote your shares in person at the 2007 Annual Meeting, you must obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2007 Annual Meeting.

QUORUM AND VOTING

H&R Block has announced that the record date for determining shareholders entitled to notice of and to vote at the 2007Annual Meeting is July 5, 2007. H&R Block has not yet disclosed the location of the 2007 Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the 2007 Annual Meeting. Shareholders of the Company will not have rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon at the 2007 Annual Meeting.

The presence, in person or by proxy, of holders of shares of Common Stock representing a majority of the votes entitled to be cast at the 2007 Annual Meeting will constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the 2007 Annual Meeting. Assuming a quorum is present or otherwise represented at the 2007 Annual Meeting, the election of our Nominees requires the affirmative vote of a plurality of the shares of Common Stock represented and entitled to vote at the 2007 Annual Meeting. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election. Your vote is extremely important. We urge you to mark, sign, date and return the enclosed BLUE proxy card to vote FOR the other proposals set forth thereon.

COST AND METHOD OF SOLICITATION

Breeden Partners has retained Morrow to serve as an advisor and to provide consulting and analytic services and solicitation services in connection with this proxy solicitation. For these services, Morrow is to receive a fee of up to approximately $______, plus reimbursement for its reasonable out-of-pocket expenses. Breeden Partners has agreed to indemnify Morrow against certain liabilities and expenses, including certain liabilities under the federal securities laws. Proxies may be solicited by mail, courier services, Internet, advertising, telephone, facsimile or in person. It is anticipated that Morrow will employ approximately __ people to solicit proxies from shareholders for the 2007 Annual Meeting. In addition, it is anticipated that certain executives and employees of the Advisor would participate in the solicitation of proxies in support of the nomination. These employees will not receive any fees in conjunction with their solicitation, apart from regular compensation they are otherwise entitled to receive as employees of Breeden Partners. The business address of each Morrow or Breeden Partners employee would be the same as that of his or her respective employer. Although no precise estimate can be made at the present time, the total expenditures in furtherance of, or in connection with, the solicitation of shareholders is estimated to be $______. As of the date hereof, Breeden Partners has incurred approximately $______ of solicitation expenses.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by Breeden Partners. To the extent legally permissible, Breeden Partners will seek reimbursement from the Company for those expenses if any of our Nominees is elected. Breeden Partners does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

ADDITIONAL INFORMATION

Certain information regarding the compensation of directors and executive officers, the securities of the Company held by the Company’s directors, nominees, management and 5% shareholders, and certain other matters regarding the Company’s officers and directors as well as certain other information regarding the 2007 Annual Meeting will be contained in the Company’s 2007 proxy statement (the “2007 Company Proxy Statement”). The 2007 Company Proxy Statement will also contain information on the deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement for the Company’s 2008 annual meeting and the date after which notice of shareholder proposals submitted is considered untimely. Accordingly, reference is made to the 2007 Company Proxy Statement for such information.

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Breeden Partners does not make any representation as to the accuracy or completeness of the information that will be contained in the 2007 Company Proxy Statement.

BREEDEN PARTNERS HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT SUCH DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, ARE ACCURATE.

IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL or E-MAIL:

Morrow & Co., Inc.

470 West Avenue

Stamford, CT 06902

Phone: (800) 662-5200 or (203) 658-9400

E-mail: breedeninfo@morrowco.com

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APPENDIX I

SHARES OF COMMON STOCK OF THE COMPANY BOUGHT OR SOLD BY THE PARTICIPANTS IN THE

LAST TWO YEARS

Set forth below are the dates and amounts of each Participant’s purchases and sales of shares of Common Stock within the past two years. Robert A. Gerard and L. Edward Shaw, Jr. have not purchased or sold any Common Stock within the past two years. Mr. Breeden, in his capacity as Managing Member, as well as Chairman and Chief Executive Officer of Breeden Capital Management, may be deemed to be the beneficial owner of all of the 6,000,000 shares of the Common Stock owned by Breeden Partners. Mr. Breeden has not purchased or sold any Common Stock in his individual capacity within the past two years.

BREEDEN PARTNERS’ TRANSACTIONS IN COMMON STOCK

	SHARES
DATE	Breeden Partners Holdco Ltd.	Breeden Partners (California) L.P.	Breeden Partners L.P.	TOTAL
11/7/06	9,097	15,719	184	25,000
11/14/06	36,389	62,875	736	100,000
11/14/06	32,241	55,707	652	88,600
11/15/06	7,733	13,361	156	21,250
11/16/06	3,639	6,287	74	10,000
11/17/06	18,194	31,438	368	50,000
11/17/06	19,286	33,324	390	53,000
11/20/06	1,819	3,144	37	5,000
11/20/06	18,194	31,438	368	50,000
11/20/06	45,486	78,594	920	125,000
11/21/06	18,304	31,626	370	50,300
11/21/06	18,194	31,438	368	50,000
11/21/06	18,194	31,438	368	50,000
11/22/06	1,819	3,144	37	5,000
11/22/06	18,194	31,438	368	50,000
11/24/06	18,194	31,438	368	50,000
11/27/06	4,876	8,425	99	13,400
11/27/06	18,194	31,438	368	50,000
11/28/06	18,194	31,438	368	50,000
11/28/06	18,194	31,438	368	50,000
11/28/06	18,194	31,438	368	50,000
11/28/06	18,194	31,438	368	50,000
11/28/06	4,003	6,916	81	11,000
12/1/06	10,536	18,206	258	29,000
12/4/06	581	1,005	14	1,600
12/6/06	3,633	6,278	89	10,000
12/6/06	16,604	28,690	406	45,700
12/8/06	727	1,255	18	2,000
12/8/06	9,083	15,695	222	25,000
12/8/06	18,166	31,389	445	50,000
12/11/06	27,250	47,083	667	75,000
12/12/06	9,083	15,695	222	25,000
12/12/06	1,817	3,139	44	5,000
12/12/06	9,083	15,695	222	25,000
12/13/06	6,031	10,421	148	16,600
12/13/06	18,166	31,389	445	50,000
12/14/06	7,376	12,744	180	20,300
12/15/06	3,633	6,278	89	10,000
12/15/06	18,166	31,389	445	50,000
12/18/06	1,817	3,139	44	5,000
12/18/06	54,499	94,167	1,334	150,000
12/19/06	40,111	69,307	982	110,400
12/20/06	9,083	15,695	222	25,000
12/20/06	9,083	15,695	222	25,000

10

12/20/06	18,166	31,389	445	50,000
12/20/06	54,499	94,167	1,334	150,000
12/21/06	14,533	25,111	356	40,000
12/21/06	9,083	15,695	222	25,000
12/21/06	9,083	15,695	222	25,000
12/21/06	27,250	47,083	667	75,000
12/21/06	36,333	62,778	889	100,000
12/22/06	1,817	3,139	44	5,000
12/22/06	54,499	94,167	1,334	150,000
12/22/06	54,499	94,167	1,334	150,000
12/26/06	1,817	3,139	44	5,000
12/26/06	3,706	6,403	91	10,200
1/4/07	291	502	7	800
1/5/07	15,042	25,990	368	41,400
1/8/07	727	1,255	18	2,000
2/8/07	18,166	31,389	445	50,000
2/8/07	18,166	31,389	445	50,000
2/8/07	21,872	37,793	535	60,200
2/8/07	34,516	59,639	845	95,000
2/8/07	36,333	62,778	889	100,000
2/8/07	36,333	62,778	889	100,000
2/8/07	54,499	94,167	1,334	150,000
2/8/07	54,499	94,167	1,334	150,000
2/12/07	31,246	53,989	765	86,000
2/12/07	36,333	62,778	889	100,000
3/14/07	83,436	144,167	2,397	230,000
3/14/07	2,285	3,949	66	6,300
5/14/07	3,628	6,268	104	10,000
5/14/07	36,277	62,681	1,042	100,000
5/14/07	36,277	62,681	1,042	100,000
5/15/07	411	709	12	1,132
5/15/07	5,006	8,650	144	13,800
5/16/07	18,138	31,341	521	50,000
5/16/07	18,138	31,341	521	50,000
5/17/07	36,277	62,681	1,042	100,000
5/17/07	36,277	62,681	1,042	100,000
5/18/07	11,246	19,431	323	31,000
5/18/07	36,277	62,681	1,042	100,000
5/22/07	18,138	31,341	521	50,000
5/22/07	18,138	31,341	521	50,000
5/22/07	36,277	62,681	1,042	100,000
5/22/07	36,277	62,681	1,042	100,000
5/22/07	36,277	62,681	1,042	100,000
5/23/07	6,286	13,534	180	20,000
5/23/07	28,882	62,188	830	91,900
5/24/07	15,714	33,835	451	50,000

11

5/24/07	31,428	67,669	903	100,000
5/25/07	31,428	67,669	903	100,000
5/25/07	31,428	67,669	903	100,000
5/29/07	599	1,289	17	1,905
5/30/07	157	338	5	500
5/31/07	31	68	1	100
6/5/07	20,083	43,240	577	63,900
6/6/07	2,483	5,346	71	7,900
6/6/07	11,346	24,428	326	36,100
6/6/07	15,714	33,835	451	50,000
6/6/07	15,714	33,835	451	50,000
6/22/07	16,252	34,994	467	51,713
6/22/07	62,856	135,338	1,806	200,000
6/22/07	62,856	135,338	1,806	200,000
TOTAL	2,124,699	3,821,440	53,861	6,000,000

* Unless otherwise indicated, each of the transactions described above was a purchase of Common Stock for cash on the NYSE Stock Market.

12

IMPORTANT

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1.     If your shares are registered in your own name, please sign, date and mail the enclosed BLUE proxy card to Morrow & Co., Inc., in the postage-paid envelope provided today. You may also vote via the Internet or by telephone by following the voting instructions on the BLUE proxy card.

2.     If you have previously signed and returned a proxy card to H&R Block, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to H&R Block by signing, dating and mailing the enclosed BLUE proxy card in the postage-paid envelope provided.

3.     If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE proxy card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed BLUE proxy card in the postage-paid envelope provided. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor:

Morrow & Co., Inc.

470 West Avenue

Stamford, CT 06902

Phone: (800) 662-5200 or (203) 658-9400

E-mail: breedeninfo@morrowco.com

13

PRELIMINARY COPY

SUBJECT TO COMPLETION DATED JULY 6, 2007

VOTE BY TELEPHONE

Have this proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone telephone and follow the simple instructions presented to you.

VOTE BY INTERNET

Have this proxy card available when you access the website www.cesvote.com and follow the simple instructions presented to you.

VOTE BY MAIL

Please mark, sign and date your voting instruction form and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Vote 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 11:59 p.m. Eastern Daylight Time on September 5, 2007 in order to be counted in the final tabulation.

TO VOTE BY MAIL, PLEASE DETACH CARD HERE AND RETURN IN THE ENVELOPE PROVIDED.

BLUE PROXY CARD

1. ELECTION OF DIRECTORS
Nominees: (1) Richard C. Breeden	(2) Robert A. Gerard	(3) L. Edward Shaw Jr.
☐	FOR all nominees listed above (except as marked to the contrary below) ☐	WITHHOLD authority to vote for all nominees listed above
(INSTRUCTION: IF YOU WISH TO VOTE FOR THE ELECTION OF LESS THAN ALL OF THE NOMINEES, CHECK THE “FOR” BOX ABOVE AND WRITE THE NAME OF THE PERSON(S) YOU DO NOT WISH TO ELECT IN THE SPACE BELOW.)

3.   Ratification of appointment of KPMG LLP as H&R Block’s independent registered public accounting firm for the year ending April 30, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

CONTINUED ON REVERSE SIDE.

Signature
Signature if held jointly
Dated: , 2007
Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities

IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

Y O U R   V O T E   I S   I M P O R T A N T!

If you do not vote by telephone or Internet, please sign and date this proxy card and return it in the enclosed postage-paid envelope to Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230, so your shares are represented at H&R Block, Inc.'s 2007 Annual Meeting.

TO VOTE BY MAIL, PLEASE DETACH CARD HERE AND RETURN IN THE ENVELOPE PROVIDED.

H&R BLOCK, INC. 2007 ANNUAL MEETING OF SHAREHOLDERS	Blue Proxy

THIS PROXY IS SOLICITED ON BEHALF OF BREEDEN CAPITAL MANAGEMENT LLC, BREEDEN PARTNERS L.P.

BREEDEN PARTNERS (CALIFORNIA) L.P., BREEDEN PARTNERS HOLDCO LTD. (COLLECTIVELY, “BREEDEN PARTNERS”)

The undersigned hereby appoints Richard C. Breeden and James M. Cotter, and each of them, with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of H&R Block, Inc. (the “Company” or “H&R Block”) that the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of shareholders of H&R Block, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the “2007 Annual Meeting”), for the purposes identified in this proxy and with discretionary authority as to any other matters that may properly come before the 2007 Annual Meeting, including substitute nominees if any of the named nominees for director should be unavailable to serve for election, in accordance with and as described in Breeden Partner’s proxy statement.

THIS PROXY HAS BEEN SOLICITED BY BREEDEN PARTNERS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD"). THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO MATTERS COVERED BY THIS PROXY AND THE VOTING OF SHARES OF COMMON STOCK AT THE 2007 ANNUAL MEETING. If no direction is made, the proxies will vote “FOR” the election of the directors listed in Item 1 and “FOR” the adoption of the proposal in Item 2.

CONTINUED ON REVERSE SIDE.